PROSPECTUS

SEPTEMBER 22, 2014

YXI	ProShares Short FTSE China 50
FXP	ProShares UltraShort FTSE China 50
XPP	ProShares Ultra FTSE China 50

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

2	Summary Section

3	ProShares Short FTSE China 50

10	ProShares UltraShort FTSE China 50

17	ProShares Ultra FTSE China 50
24	Investment Objectives, Principal Investment Strategies and Related Risks
34	Management of ProShares Trust

35	Determination of NAV

35	Distributions

36	Dividend Reinvestment Services

36	Taxes

2	PROSHARES.COM

Summary Section

PROSHARES.COM	SHORT FTSE CHINA 50 ::	3

Important Information About the Fund

ProShares Short FTSE China 50 (the “Fund”) seeks investment results for a single day only, not for longer periods. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the FTSE China 50 Index® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on that day. This is due primarily to the time difference in determining the level of the Index (4:15 a.m., Eastern Time) and valuation of the Fund (4:00 p.m., Eastern Time).

Because the level of the Index is not determined at the same time the Fund’s NAV is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S. exchange-traded funds (“ETFs”) that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time.

The Fund is different from most exchange-traded funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	1.43%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.18%
Fee Waiver/Reimbursement*	-1.23%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2015. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$563	$1,057	$2,417

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index is comprised of 50 of the largest and most liquid Chinese stocks listed on the Hong Kong Stock Exchange.1 As of June 30, 2014, the Index included companies with capitalizations between approximately $12.3 billion and $223.5 billion. The average capitalization of the companies comprising the Index was approximately $76.8 billion. The Index is published under the Bloomberg ticker symbol “XINOI.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

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Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

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Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to

[1]	Prior to September 22, 2014, the Index consisted of 25 stocks. On September 22, the Index began a migration from a 25-stock index to a 50-stock index. The Index will complete its allocation to the additional securities in three periodic reviews by November 24, 2014.

securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only as calculated from NAV to NAV, not for longer periods.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased. Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2014, the Index was concentrated in the financial services and communications industry groups, which comprised approximately 55% and 25%, respectively, of the market capitalization of the Index, and in China, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

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Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives,

PROSHARES.COM	SHORT FTSE CHINA 50 ::	5

there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

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Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—Index volatility and Index performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks—Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended June 30, 2014 was 23.86%.* The Index’s highest June to June volatility rate during the five-year period was 31.87% (June 30, 2012). The Index’s annualized total return performance for the five-year period ended June 30, 2014 was 2.74%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Geared Funds and the Impact of Compounding” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

*	Prior to September 22, 2014, the Index consisted of 25 stocks.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

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Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

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Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

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Exposure to Chinese Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to (i) political, economic, or social instability in China; (ii) heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from governmental influence; (iii) natural disasters particularly likely to occur in China; and (iv) a lack of publicly available information (as compared to many other countries). While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

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Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment linked to a foreign currency is subject to foreign currency risk. Currency markets are also generally not as regulated as securities markets. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments.

PROSHARES.COM	SHORT FTSE CHINA 50 ::	7

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Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to obtain exposure to those foreign investments at appropriate times.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

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Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

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Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

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Intraday Price Performance Risk — The Fund is rebalanced at or about the time of its NAV calculation. As such, the intraday position of the Fund will generally be different from the Fund’s stated investment objective of corresponding to the inverse (-1x) of the Index. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple.

•	Inverse Correlation Risk — Shareholders will lose money when the Index rises—a result that is the opposite from traditional funds.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

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Market Price Variance Risk — The Fund’s shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the securities in the Index may be traded in markets that close at a different time than NYSE Arca. Consequently, liquidity in such securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable closing times, trading spreads and the resulting premium or discount on the Fund’s shares may widen. As a result, the performance of the market price of the Fund may vary, perhaps significantly, from the value of the Fund’s holdings and the performance of the Index. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance.

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Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of

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portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

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Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments on the Fund’s short positions will negatively impact the Fund.

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Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the relevant governmental authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

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Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

•	Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before or after such time. As a result, the performance of the Fund’s NAV may vary, perhaps significantly, from the inverse (-1x) of the daily performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2011): 32.32%

Worst Quarter (ended 12/31/2011): -16.43%

The year-to-date return as of the most recent quarter,

which ended June 30, 2014, was -0.95%.

Average Annual Total Returns
As of December 31, 2013	One Year	Since Inception	Inception Date
Before Taxes	-4.88%	-10.00%	3/16/2010
After Taxes on Distributions	-4.88%	-10.00%	—

After Taxes on Distributions and Sale of Shares	-2.76%	-7.34%	—

FTSE China 50 Index®#*	-3.94%	-1.76%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

*	Prior to September 22, 2014, the Index consisted of 25 stocks. On September 22, the Index began a migration from a 25-stock index to a 50-stock index. The Index will complete its allocation to the additional securities in three periodic reviews by November 24, 2014.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

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returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, has managed the Fund since March 2010.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort FTSE China 50 (the “Fund”) seeks investment results for a single day only, not for longer periods. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the FTSE China 50 Index® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from two times the inverse (-2x) of the percentage change of the Index on that day. This is due primarily to the time difference in determining the level of the Index (4:15 a.m., Eastern Time) and valuation of the Fund (4:00 p.m., Eastern Time).

Because the level of the Index is not determined at the same time the Fund’s NAV is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S. exchange-traded funds (“ETFs”) that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time.

The Fund is different from most exchange-traded funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.31%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.06%
Fee Waiver/Reimbursement*	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2015. After such date, the expense limitation may be terminated or revised, by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$326	$574	$1,284

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

PROSHARES.COM	ULTRASHORT FTSE CHINA 50 ::	11

Principal Investment Strategies

The Fund invests in derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is comprised of 50 of the largest and most liquid Chinese stocks listed on the Hong Kong Stock Exchange.* As of June 30, 2014, the Index included companies with capitalizations between approximately $12.3 billion and $223.5 billion. The average capitalization of the companies comprising the Index was approximately $76.8 billion. The Index is published under the Bloomberg ticker symbol “XINOI.”

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

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Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the

*	Prior to September 22, 2014, the Index consisted of 25 stocks. On September 22, the Index began a migration from a 25-stock index to a 50-stock index. The Index will complete its allocation to the additional securities in three periodic reviews by November 24, 2014.

Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only as calculated from NAV to NAV, not for longer periods.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2014, the Index was concentrated in the financial services and communications industry groups, which comprised approximately 55% and 25%, respectively, of the market capitalization of the Index, and in China, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include

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counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective—a form of leverage—and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

•

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—Index volatility and Index performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns

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shown above as a result of any of the factors discussed above or in “Principal Risks—Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended June 30, 2014 was 23.86%.* The Index’s highest June to June volatility rate during the five-year period was 31.87% (June 30, 2012). The Index’s annualized total return performance for the five-year period ended June 30, 2014 was 2.74%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Geared Funds and the Impact of Compounding” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from two times the inverse (-2x) of the percentage change of the Index on such day. In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with

*	Prior to September 22, 2014, the Index consisted of 25 stocks.
regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

•

Exposure to Chinese Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to (i) political, economic, or social instability in China; (ii) heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from governmental influence; (iii) natural disasters particularly likely to occur in China; and (iv) a lack of publicly available information (as compared to many other countries). While

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the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

•

Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment linked to a foreign currency is subject to foreign currency risk. Currency markets are also generally not as regulated as securities markets. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments.

•

Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to obtain exposure to those foreign investments at appropriate times.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

•

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

•

Intraday Price Performance Risk — The Fund is rebalanced at or about the time of its NAV calculation. As such, the intraday position of the Fund will generally be different from the Fund’s stated investment objective of corresponding to two times the inverse (-2x) of the Index. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple.

•	Inverse Correlation Risk — Shareholders will lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•

Market Price Variance Risk — The Fund’s shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the securities in the Index may be traded in markets that close at a different time than NYSE Arca. Consequently, liquidity in such securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable closing times, trading spreads and the resulting premium or discount on the Fund’s shares may widen. As a result, the performance of the market price of the Fund may vary, perhaps significantly, from the value of the Fund’s holdings and the performance of the Index. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s

PROSHARES.COM	ULTRASHORT FTSE CHINA 50 ::	15

holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments on the Fund’s short positions will negatively impact the Fund.

•

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the relevant governmental authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

•

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before or after such time. As a result, the performance of the Fund’s NAV may vary, perhaps significantly, from two times the inverse (-2x) of the daily performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 9/30/2011): 68.78%

Worst Quarter (ended 12/31/2008): -61.25%

The year-to-date return as of the most recent quarter,

which ended June 30, 2014, was -2.96%.

16	:: ULTRASHORT FTSE CHINA 50	PROSHARES.COM

Average Annual Total Returns
As of December 31, 2013	One Year	Five Years	Since Inception	Inception Date
Before Taxes	-12.87%	-38.69%	-39.75%	11/6/2007

After Taxes on Distributions	-12.87%	-38.69%	-39.79%	—

After Taxes on Distributions and Sale of Shares	-7.28%	-21.19%	-18.98%	—

FTSE China 50 Index®#*	-3.94%	6.00%	-8.12%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

*	Prior to September 22, 2014, the Index consisted of 25 stocks. On September 22, the Index began a migration from a 25-stock index to a 50-stock index. The Index will complete its allocation to the additional securities in three periodic reviews by November 24, 2014.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

PROSHARES.COM	ULTRA FTSE CHINA 50 ::	17

Important Information About the Fund

ProShares Ultra FTSE China 50 (the “Fund”) seeks investment results for a single day only, not for longer periods. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the FTSE China 50 Index® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from two times (2x) the percentage change of the Index on that day. This is due primarily to the time difference in determining the level of the Index (4:15 a.m., Eastern Time) and valuation of the Fund (4:00 p.m., Eastern Time).

Because the level of the Index is not determined at the same time the Fund’s NAV is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S. exchange-traded funds (“ETFs”) that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time.

The Fund is different from most exchange-traded funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.44%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.19%
Fee Waiver/Reimbursement*	-0.24%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2015. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$354	$631	$1,422

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

18	:: ULTRA FTSE CHINA 50	PROSHARES.COM

Principal Investment Strategies

The Fund invests in securities and derivatives that ProShare Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is comprised of 50 of the largest and most liquid Chinese stocks listed on the Hong Kong Stock Exchange.* As of June 30, 2014, the Index included companies with capitalizations between approximately $12.3 billion and $223.5 billion. The average capitalization of the companies comprising the Index was approximately $76.8 billion. The Index is published under the Bloomberg ticker symbol “XIN0I.”

The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

*	Prior to September 22, 2014, the Index consisted of 25 stocks. On September 22, the Index began a migration from a 25-stock index to a 50-stock index. The Index will complete its allocation to the additional securities in three periodic reviews by November 24, 2014.
¡	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times (2x) the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only as calculated from NAV to NAV, not for longer periods.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money if the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2014, the Index was concentrated in the financial services and communications industry groups, which comprised approximately 55% and 25%, respectively, of the market capitalization of the Index, and in China, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

PROSHARES.COM	ULTRA FTSE CHINA 50 ::	19

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective—a form of leverage—and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

•

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors—Index volatility and Index performance—on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a

20	:: ULTRA FTSE CHINA 50	PROSHARES.COM

-40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks—Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended June 30, 2014 was 23.86%.* The Index’s highest June to June volatility rate during the five-year period was 31.87% (June 30, 2012). The Index’s annualized total return performance for the five-year period ended June 30, 2014 was 2.74%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Geared Funds and the Impact of Compounding” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests.

*	Prior to September 22, 2014, the Index consisted of 25 stocks.
The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

•

Exposure to Chinese Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to (i) political, economic, or social instability in China; (ii) heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from governmental influence; (iii) natural disasters particularly

PROSHARES.COM	ULTRA FTSE CHINA 50 ::	21

likely to occur in China; and (iv) a lack of publicly available information (as compared to many other countries).

•

Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment linked to a foreign currency is subject to foreign currency risk. Currency markets are also generally not as regulated as securities markets. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments.

•

Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to obtain exposure to those foreign investments at appropriate times.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector.

•

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

•

Intraday Price Performance Risk — The Fund is rebalanced at or about the time of its NAV calculation. As such, the intraday position of the Fund will generally be different from the Fund’s stated investment objective of corresponding to two times (2x) the Index. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — The Fund’s shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the securities in the Index may be traded in markets that close at a different time than NYSE Arca. Consequently, liquidity in such securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable closing times, trading spreads and the resulting premium or discount on the Fund’s shares may widen. As a result, the performance of the market price of the Fund may vary, perhaps significantly, from the value of the Fund’s holdings and the performance of the Index. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

22	:: ULTRA FTSE CHINA 50	PROSHARES.COM

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance.

•

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most exchange-traded funds. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

•

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the relevant governmental authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

•

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before or after such time. As a result, the performance of the Fund’s NAV may vary, perhaps significantly, from two times (2x) the daily performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2012): 36.89%

Worst Quarter (ended 9/30/2011): -50.55%

The year-to-date return as of the most recent quarter,

which ended June 30, 2014, was -5.79%.

Average Annual Total Returns
As of December 31, 2013	One Year	Since Inception	Inception Date
Before Taxes	-7.37%	-0.79%	6/2/2009

After Taxes on Distributions	-7.37%	-0.79%	—

After Taxes on Distributions and Sale of Shares	-4.17%	-0.60%	—

FTSE China 50 Index® #*	-3.94%	0.13%	—

#	Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

*	Prior to September 22, 2014, the FTSE China 50 consisted of 25 stocks and was called the FTSE China 25. On September 22, the index began a migration from a 25-stock index to a 50-stock index. The index will complete its allocation to the additional securities in three periodic reviews by November 24, 2014.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

PROSHARES.COM	ULTRA FTSE CHINA 50 ::	23

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

24	PROSHARES.COM

Investment Objectives, Principal Investment Strategies and Related Risks

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	25

This section contains additional detail regarding ProShares Short FTSE China 50, ProShares UltraShort FTSE China 50 and ProShares Ultra FTSE China 50 (each, a “Fund” and, collectively, the “Funds”), including the Funds’ investment objectives, principal investment strategies and related risks.

Investment Objectives

ProShares Short FTSE China 50 seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the FTSE China 50 Index (the “Index”). ProShares UltraShort FTSE China 50 seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. ProShares Ultra FTSE China 50 seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Funds do not seek to achieve their stated investment objectives over a period of time greater than a single day.

Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. Each Fund reserves the right to substitute a different index or security for the Fund’s current index.

Principal Investment Strategies

The Funds employ various investment techniques that ProShare Advisors LLC (“ProShare Advisors”) believes should, in the aggregate, simulate the inverse, an inverse multiple or a multiple, as applicable, of the Index. The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the inverse, an inverse multiple or a multiple of the Index, as applicable. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the Index or overweight or underweight certain components of the Index with the intent of obtaining exposure with aggregate characteristics similar to the Index. ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.

At the close of the U.S. securities markets on each trading day, each Fund will seek to position its portfolio so that such Fund’s exposure to the Index is consistent with the Fund’s investment objective. The movement of the Index during the day will determine whether a Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of ProShares Short FTSE China 50 and ProShares UltraShort FTSE China 50 should fall. As a result, those Funds’ short exposures will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of ProShares Short FTSE China 50 and ProShares UltraShort FTSE China 50 should rise. As a result, those Funds’ short exposure will need to be increased. Similarly, if the Index has risen on a given day, net assets of ProShares Ultra FTSE China 50 should rise. As a result, that Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of ProShares Ultra FTSE China 50 should fall. As a result, that Fund’s exposure will need to be decreased.

The following principal investment strategies are applicable to the Funds.

•

Derivatives — The Funds invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The Funds invest in derivatives as a substitute for directly shorting stocks in order to gain inverse or inverse leveraged exposure to the Index, or as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

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Swap Agreements (All Funds) — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Funds invest in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills (All Funds) — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

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Repurchase Agreements (All Funds) — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

26	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

•	Depositary Receipts (ProShares Ultra FTSE China 50) — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

Principal Risks

Like all investments, investing in the Funds entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks. This section discusses the risks of leverage and explains what factors impact the performance of geared funds with single day investment objectives.

•

Leverage Risk — (Each Fund, except ProShares Short FTSE China 50) The Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage. Because the Funds include either a 2x or -2x multiplier, a single day adverse price movement of more than 50% (in the case of ProShares UltraShort FTSE China 50 or ProShares Ultra FTSE China 50) in the Index, could result in the total loss of an investor’s investment.

•

Compounding Risk — (All Funds) “Geared” funds have an investment objective to match an inverse, an inverse multiple or a multiple of the performance of the Index on a single day. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. These Funds are subject to all of the correlation risks described below. In addition, because the Funds have a single day investment objective, for periods greater than a single day, the effect of compounding may cause the performance of a Fund to be either better or worse than the Index performance (or the inverse of the Index performance over the period) times the stated multiple in the Fund’s investment objective, as applicable, before accounting for fees and Fund expenses. As explained in greater detail in the following section, as a result of compounding, inverse (-1x) Funds and leveraged Funds are unlikely to provide a simple multiple (e.g., -1x, -2x or 2x) of the Index’s return over periods longer than a single day.

Understanding Long-Term Performance of Daily Objective Funds — the Impact of Compounding

The Funds, are designed to provide leveraged (i.e., 2x), inverse (i.e., -1x) or inverse leveraged (i.e., -2x) results on a daily basis. The Funds, however, are unlikely to provide a simple multiple (i.e., -1x, 2x or -2x) of the Index’s performance over periods longer than a single day.

•	Why? The hypothetical example below illustrates how daily geared fund returns can behave for periods longer than a single day.

Take a hypothetical fund XYZ that seeks to triple the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (3x the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than three times that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 14.2% (versus 3 x 5.1% or 15.3%). In other scenarios, the return of a daily rebalanced fund could be greater than three times the index’s return.

	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value

Start	100.0			$100.00

Day 1	103.0	3.0%	9.0%	$109.00

Day 2	99.9	-3.0%	-9.0%	$99.19

Day 3	103.9	4.0%	12.0%	$111.09

Day 4	101.3	-2.5%	-7.5%	$102.76

Day 5	105.1	3.7%	11.1%	$114.17

Total Return	5.1%			14.2%

•

Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher index volatility, compounding will cause longer term results to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the index’s volatility; b) the index’s performance; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the index. The examples herein illustrate the impact of two principal factors—index volatility and index performance—on Fund performance. Similar effects exist for the Short ProShares Funds, and the significance of this effect is even greater for such inverse funds. Please see the SAI for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	27

achieves its investment objective. The graphs demonstrate that, for periods greater than a single day, a geared fund is likely to underperform or overperform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the fund’s investment objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively manage and monitor their investments, as frequently as daily. A one-year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as two days (each day as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV).

For Ultra (2x) and UltraShort (-2x) ProShares Funds

To isolate the impact of leverage or inverse leveraged exposure, these graphs assume: a) no dividends paid with respect to securities in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain required leverage or inverse leveraged exposure) of zero percent. If these were reflected, the Fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 24%, which is an approximate average of the five-year historical volatility rate of the FTSE China 50 Index for the period ended June 30, 2014.* An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

One-Year Simulation; Index Flat (0%) (Annualized Index Volatility 24%)

This graph shows a scenario where the index, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra ProShares (+2x) Fund and the UltraShort ProShares (-2x) Fund are both down.

*	Prior to September 22, 2014, the FTSE China 50 Index consisted of 25 stocks.

One-Year Simulation; Index Up 19% (Annualized Index Volatility 24%)

This graph shows a scenario where the index, which exhibits day-to-day volatility, is up over the year, but the Ultra ProShares (+2x) Fund is up less than two times the index and the UltraShort ProShares (-2x) Fund is down more than two times the inverse of the index.

One-Year Simulation; Index Down 19% (Annualized Index Volatility 24%)

This graph shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, the Ultra ProShares (+2x) Fund is down more than two times the Index, and the UltraShort ProShares (-2x) Fund is up less than two times the inverse of the index.

For Short (-1x) ProShares Funds

To isolate the impact of inverse exposure, these graphs assume: a) no dividends paid with respect to securities in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain required inverse exposure) of zero percent. If these were reflected, the Fund’s performance would be different than that shown. Each of the graphs also assume a volatility rate of 24%, which is an approximate average of the five-year historical volatility rate of

28	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

the FTSE China 50 Index for the period ended June 30, 2014.* An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the return of an index.

One-Year Simulation; Index Flat (0%) (Annualized Index Volatility 24%)

*	Prior to September 22, 2014, the FTSE China 50 Index consisted of 25 stocks.

This graph shows a scenario where the index, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Short ProShares (-1x) Fund is down.

One-Year Simulation; Index Up 19% (Annualized Index Volatility 24%)

This graph shows a scenario where the index, which exhibits day to day volatility, is up over the year, and the Short ProShares (-1x) Fund is down more than the inverse of the index.

*	Prior to September 22, 2014, the FTSE China 50 Index consisted of 25 stocks.

One-Year Simulation; Index Down 19% (Annualized Index Volatility 24%)

This graph shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, and the Short ProShares (-1x) Fund is up less than the inverse of the index.

The historical annualized volatility rate for the five-year period ended June 30, 2014 for the FTSE China 50 Index (the Index) was 23.86%. On September 22, 2014, the Index changed its name from the “FTSE China 25 Index” to the “FTSE China 50 Index” and increased its number of constituents from 25 stocks to 50 stocks in order to reflect the increase in the number of stocks in the eligible universe of companies that are freely accessible to institutional investors. In connection with these changes, the Index will become a 50 stock index at the beginning of trading on September 22 and will gradually migrate the constituents’ weights over three monthly reviews so that the original 25 constituent weights are adjusted by a third of their reference index weights and the new 25 constituent weights are increased by a third of their reference index weights on September 22, October 20 and November 24, 2014. All returns prior to September 22, 2014 reflect the 25 stock constituent index.

For additional details about fund performance over periods longer than a single day in both Ultra and Short ProShares Funds, please see the SAI.

•	What it means to you

Daily objective geared funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences). However, investors considering these Funds should understand that they are designed to provide a positive or negative multiple of an index on a daily basis and not for greater periods of time. As a result, Fund returns will likely not be a simple multiple (e.g., 2x, -2x) or inverse (-1x) of an index’s return for time periods longer than a single day. Additionally, investors should recognize that the degree of volatility of a Fund’s index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an index is, the more a Fund’s longer-term performance will

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	29

negatively deviate from a simple multiple (e.g., 2x, -2x) or inverse (-1x) of its index’s longer-term return. It is even possible that over periods longer than a single day a fund’s performance may move in a different direction than the index’s performance.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s NAV will change daily based on the performance of the Index, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

•

Risks Associated with the Use of Derivatives — (All Funds) Each Fund obtains investment exposure through derivatives (including investing in: swap agreements and similar instruments), which may be considered aggressive. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index), including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired.

In addition, a Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index.

Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Correlation Risk — (All Funds) There is no guarantee that a Fund will achieve a high degree of correlation with its Index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the Index. A number of other factors may also adversely affect a Fund’s correlation with I the Index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying in the Index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, a Fund may invest in securities not included in the Index or in financial instruments. A Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund’s ability to meet its investment objective. Each Fund seeks to rebalance its portfolio daily to keep inverse, inverse leveraged or leveraged exposure consistent with its daily investment objective.

•

Counterparty Risk — (All Funds) A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other

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reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality. These are usually only major, global financial institutions. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

•

Exposure to Foreign Investments Risk — (All Funds) The Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if a Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment; and (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, (e.g., swap agreements with foreign counterparties), these factors may affect the Funds’ ability to achieve their investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of: (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. While the realization of certain of these risks may benefit the Short ProShares Funds (including ProShares Short FTSE China 50 and ProShares UltraShort FTSE China 50 Funds) because such Funds seek investment results that correspond to the inverse or multiple of the inverse of an index, such occurrences may introduce more volatility to the Funds.

•

Geographic Concentration Risk — (All Funds) Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in foreign countries that have not yet experienced currency devaluation to date, or could continue to occur in foreign countries that have already experienced such devaluations. As a result, Funds that focus their investments in companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.

Because the Funds focus their investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	31

•	Special Considerations About Emerging Market Countries (All Funds)

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Political and Social Risk — Some governments in emerging markets countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

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Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

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Market Price Variance Risk — (All Funds) Individual shares of the Funds will be listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. The market prices of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Fund’s shares. ProShare Advisors cannot predict whether a Fund’s shares will trade above, below or at a price equal to the value of the Fund’s holdings. Differences between secondary market prices and the value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. Given the fact that a Fund’s shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. There may, however, be times when the market price and the value of the Fund’s holdings vary significantly and you may pay more than the value of a Fund’s holdings when buying the Fund’s shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell the Fund’s shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions may result in trading prices that differ significantly from the value of the Fund’s holdings. The market price of a Fund’s shares, like the price of any exchange-traded security, includes a

“bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that a Fund’s shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of the Fund’s shares is falling fastest, which may be the time that you most want to sell your shares. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling the Fund’s shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

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Short Sale Exposure Risk — (ProShares Short FTSE China 50 and ProShares UltraShort FTSE China 50) The Funds may seek inverse or “short” exposure, or in the case of ProShares UltraShort FTSE China 50 Funds, inverse leveraged exposure through financial instruments such as swap agreements, which may cause the Funds to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting a Fund’s ability to obtain inverse or inverse leveraged exposure through financial instruments such as swap agreements, or requiring a Fund to seek inverse or inverse leveraged exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse and/or inverse leveraged exposure may be considered an aggressive investment technique. Any income, dividends or payments on the Fund’s short positions will negatively impact the Fund.

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Trading Risks — (All Funds) Although the shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Short selling of shares is also limited pursuant to SEC rules if the trading price of shares varies by more than 10% from the previous day’s closing price on the exchange. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to

32	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

be met or will remain unchanged or that the shares will trade with any volume, or at all, on any stock exchange.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by the Funds that are not principal investment strategies of each Fund unless otherwise noted in the Fund’s description of principal strategies. A more comprehensive description of the types of investments that a Fund may make is set forth in the SAI.

In certain circumstances, a Fund that attempts to track the performance of its index by investing all, or substantially all, of its assets in the types of securities that make up the index in approximately the same proportion as the weightings in the index may gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to the index. In addition, such Fund may overweight or underweight certain components contained in the index, or invest in investments not contained in the index but that are designed to provide the requisite exposure to the index.

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Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. A Fund may invest in derivatives as a substitute for directly investing in or shorting stocks or other assets in order to gain inverse exposure, inverse leveraged exposure or leveraged exposure to the Index. These derivatives may include:

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Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement.

Precautionary Notes

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A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all out-standing shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

•	A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

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A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

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A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which (1) the New York Stock Exchange (“NYSE”) or NYSE Arca is closed other than customary weekend and holiday closings, (2) trading on NYSE or NYSE Arca is restricted, (3) any emergency circumstances exist, as determined by the SEC, and (4) the SEC by order permits for the protection of shareholders of a Fund, as further described in the SAI.

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A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	33

actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act set forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, record-keeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. New regulations could, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is unclear how the regulatory changes will affect counterparty risk. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Information about the Index Licensor

FTSE

ProShares Ultra, Short and UltraShort FTSE China 50 are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the (i) results to be obtained from the use of the FTSE China 50 Index (the “Index”) (ii) the figure at which the index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the ProShares Ultra, Short and UltraShort FTSE China 50. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to ProShares or its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index and (b) under any obligation to advise any person of any error therein.

All rights in the Index vest in FTSE. “FTSE®” is a trademark of the LSEG and is used by FTSE under license.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. The holdings of each Fund are posted on a daily basis to the Trust’s website at ProShares.com.

34	PROSHARES.COM

Management of ProShares Trust

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	35

Board of Trustees and Officers

The Board is responsible for the general supervision of all of the Funds. The officers of the Trust are responsible for the day-to-day operations of the Funds.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to each of the Funds and provides investment advice and management services to the Funds. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund. ProShare Advisors has entered into an Advisory Fee Waiver Agreement for each of these Funds that reduces the annualized rate based on its average daily net assets, as follows: 0.75% of the first $4.0 billion of average daily net assets of the Fund; 0.70% of the average daily net assets of the Fund over $4.0 billion to $5.5 billion; 0.65% of the average daily net assets of the Fund over $5.5 billion to $7.0 billion; 0.60% of the average daily net assets of the Fund over $7.0 billion to $8.5 billion; and 0.55% of the average daily net assets of the Fund over $8.5 billion. This fee waiver arrangement will remain in effect through at least September 30, 2017 and prior to such date ProShare Advisors may not terminate the arrangement without the approval of the Board. A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund will be included in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred. To the extent the Fund invests in exchange-traded funds (ETFs) sponsored by ProShare Advisors and/or common units of beneficial interest of one or more separate series of a trust sponsored by an affiliate of ProShare Advisors, ProShare Advisors has agreed to waive its investment advisory fees in an amount equal to the investment advisory fees and management services fees applicable to Fund assets invested in such ETFs and/or trust securities.

Portfolio Management

The following individual has responsibility for the day-to-day management of each Fund, as set forth in the Summary Prospectus. The Portfolio Manager’s business experience for the past five years is listed below. Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Funds can be found in the SAI.

Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. World Asset Management, Inc.: Portfolio Manager from January 2006 through November 2009.

Determination of NAV

The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan Chase Bank, National Association and, is generally determined each business day as of the close of the regular trading session of the Exchange on which it is listed (ordinarily 4:00 p.m. Eastern Time).

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Funds sold them. See the SAI for more details.

NYSE Arca is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE Arca may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

Distributions

As a shareholder, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute to its shareholders at least annually its net investment income, if any, as well as net realized capital gains, if any. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash.

If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Distributions may be declared

36	:: MANAGEMENT OF PROSHARES TRUST	PROSHARES.COM

and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Funds:

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Each Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

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If a Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

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Investments by a Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid fund-level tax.

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Investments by a Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause a Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by a Fund. Investments by a Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by such other investment companies.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

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Distributions declared in October, November or December of one year- payable to shareholders of record in such month and paid by the end of January of the following year- are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.

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Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports to you as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

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Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

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A 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

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A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of shares, may be subject to state and local income taxes.

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	37

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If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, any dividends and short-term capital gains that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate or a statutory exemption applies.

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Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that the Fund has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

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By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have under-reported dividend or interest income or have failed to certify that you are not subject to such withholding. The backup withholding rate is 28%.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

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A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

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A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for each of the Funds. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.

Escheatment

Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the Funds’ distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Funds. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by any Fund under the Plan.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Funds in their current Statement of Additional Information (“SAI”), dated October 1, 2013, as may be amended from time to time, and most recent annual and semi-annual reports to shareholders, which have been filed electronically with the Securities and Exchange Commission (“SEC”) and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Copies of the SAI and each Fund’s annual and semi-annual reports are available, free of charge, online at ProShares.com. You may also receive a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

SEPT 14